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Exhibit 99.2

Supplemental Financial Information
For the three months and nine months ended September 30, 2009

 The Macerich Company

Supplemental Financial and Operating Information

Table of Contents

        All information included in this supplemental financial package is unaudited, unless otherwise indicated.

Page No.

Corporate Overview	1-3
Overview	1
Capital information and market capitalization	2
Changes in total common and equivalent shares/units	3
Financial Data	4-5
Supplemental FFO information	4
Capital expenditures	5
Operational Data	6-9
Sales per square foot	6
Occupancy	7
Rent	8
Cost of occupancy	9
Balance Sheet Information	10-13
Summarized balance sheet information	10
Debt summary	11
Outstanding debt by maturity date	12-13
Financing Activity	14-15
2009 Summary of financing activity	14
2010 Summary of financing activity	15
Development Pipeline Forecast	16

        This supplemental financial information should be read in connection with the Company's third quarter 2009 earnings announcement (included as Exhibit 99.1 of the Company's Current Report on 8-K, event date November 5, 2009) as certain disclosures, definitions and reconciliations in such announcement have not been included in this supplemental financial information.

 The Macerich Company

Supplemental Financial and Operating Information

Overview

        The Macerich Company (the "Company") is involved in the acquisition, ownership, development, redevelopment, management and leasing of regional and community shopping centers located throughout the United States. The Company is the sole general partner of, and owns a majority of the ownership interests in, The Macerich Partnership, L.P., a Delaware limited partnership (the "Operating Partnership").

        As of September 30, 2009, the Operating Partnership owned or had an ownership interest in 72 regional malls and 19 community shopping centers aggregating approximately 76 million square feet of gross leasable area ("GLA"). These 91 regional malls and community shopping centers are referred to hereinafter as the "Centers", unless the context requires otherwise.

        The Company is a self-administered and self-managed real estate investment trust ("REIT") and conducts all of its operations through the Operating Partnership and the Company's management companies (collectively, the "Management Companies").

        All references to the Company in this Exhibit include the Company, those entities owned or controlled by the Company and predecessors of the Company, unless the context indicates otherwise.

        This document contains information that constitutes forward-looking statements and includes information regarding expectations regarding the Company's refinancing, development, redevelopment and expansion activities. Stockholders are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to vary materially from those anticipated, expected or projected. Such factors include, among others, general industry, economic and business conditions; adverse changes in the real estate markets, including the liquidity of real estate investments; and risks of real estate development, redevelopment, and expansion, including availability, terms and cost of financing, construction delays, environmental and safety requirements, budget overruns, sunk costs and lease-up. Real estate development, redevelopment and expansion activities are also subject to risks relating to the inability to obtain, or delays in obtaining, all necessary zoning, land-use, building, and occupancy and other required governmental permits and authorizations and governmental actions and initiatives (including legislative and regulatory changes) as well as terrorist activities which could adversely affect all of the above factors. Furthermore, occupancy rates and rents at a newly completed property may not be sufficient to make the property profitable. The reader is directed to the Company's various filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended December 31, 2008 and the Quarterly Reports on Form 10-Q, for a discussion of such risks and uncertainties, which discussion is incorporated herein by reference. The Company does not intend, and undertakes no obligation, to update any forward-looking information to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events unless required by law to do so.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Information and Market Capitalization

	Period Ended
	9/30/2009	12/31/2008	12/31/2007	12/31/2006
	dollars in thousands except per share data
Closing common stock price per share	$30.33	$18.16	$71.06	$86.57
52 week high	$61.39	$76.50	$103.59	$87.10
52 week low	$5.21	$8.31	$69.44	$66.70
Shares outstanding at end of period
Class A participating convertible preferred units	—	—	2,855,393	2,855,393
Class A non-participating convertible preferred units	202,138	193,164	219,828	287,176
Series A cumulative convertible redeemable preferred stock	—	—	3,067,131	3,627,131
Common shares and partnership units	92,892,462	88,529,334	84,864,600	84,767,432

Total common and equivalent shares/units outstanding	93,094,600	88,722,498	91,006,952	91,537,132

Portfolio capitalization data
Total portfolio debt, including joint ventures at pro rata	$6,996,618	$7,926,241	$7,507,559	$6,620,271
Equity market capitalization	2,823,559	1,611,201	6,466,954	7,924,369

Total market capitalization	$9,820,177	$9,537,442	$13,974,513	$14,544,640

Floating rate debt as a percentage of total debt	21.1%	21.9%	14.8%	20.8%

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Changes in Total Common and Equivalent Shares/Units

	Partnership Units	Company Common Shares	Class A Non-Participating Convertible Preferred Units ("NPCPUs")	Total Common and Equivalent Shares/ Units
Balance as of December 31, 2008	11,645,700	76,883,634	193,164	88,722,498

Issuance of stock/partnership units from stock option exercises, restricted stock issuance or other share- or unit-based plans	46,410	148,533	—	194,943

Balance as of March 31, 2009	11,692,110	77,032,167	193,164	88,917,441

Conversion of partnership units to cash	(11,000)			(11,000)
Issuance of stock/partnership units from stock dividends, stock option exercises, restricted stock issuance or other share- or unit-based plans	165,901	2,283,235	5,218	2,454,354

Balance as of June 30, 2009	11,847,011	79,315,402	198,382	91,360,795

Conversion of partnership units to cash	(4,100)	—	—	(4,100)
Issuance of stock/partnership units from stock dividends, stock option exercises, restricted stock issuance or other share- or unit-based plans	72,776	1,661,373	3,756	1,737,905

Balance as of September 30, 2009	11,915,687	80,976,775	202,138	93,094,600

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Supplemental Funds from Operations ("FFO") Information(a)

	As of September 30,
	2009	2008
Straight line rent receivable	$65.7	$61.5

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2009	2008	2009	2008
	dollars in millions
Lease termination fees	$11.1	$4.0	$14.3	$8.8
Straight line rental income	$3.5	$3.0	$7.2	$7.8
Gain on sales of undepreciated assets	$0.8	$0.6	$3.3	$3.6
Amortization of acquired above- and below-market leases (SFAS 141)	$3.2	$4.7	$10.4	$13.2
Amortization of debt premiums/(discounts)(b)	$0.1	$(0.9)	$0.8	$(2.4)
Interest capitalized	$6.7	$11.9	$19.3	$28.7

(a)
All joint venture amounts included at pro rata.

(b)
Reflects the Company's adoption of FSP APB 14-1 on January 1, 2009.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Expenditures

	For the Nine Months Ended 9/30/2009	Year Ended 12/31/2008	Year Ended 12/31/2007
	dollars in millions
Consolidated Centers
Acquisitions of property and equipment	$9.7	$87.5	$387.9
Development, redevelopment and expansions of Centers	157.9	446.1	545.9
Renovations of Centers	3.6	8.5	31.1
Tenant allowances	5.9	14.6	28.0
Deferred leasing charges	14.9	22.3	21.6

Total	$192.0	$579.0	$1,014.5

Joint Venture Centers(a)
Acquisitions of property and equipment	$3.2	$294.4	$24.8
Development, redevelopment and expansions of Centers	43.9	60.8	33.5
Renovations of Centers	2.7	3.1	10.5
Tenant allowances	3.1	13.8	15.1
Deferred leasing charges	3.0	5.0	4.2

Total	$55.9	$377.1	$88.1

(a)
All joint venture amounts at pro rata.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Sales Per Square Foot(a)

	Wholly Owned Centers	Joint Venture Centers	Total Centers
09/30/2009(b)	$400	$435	$418
12/31/2008	$420	$460	$441
12/31/2007(c)	$448	$486	$467

    (a)
    Sales are based on reports by retailers leasing mall and freestanding stores for the trailing 12 months for tenants which have occupied such stores for a minimum of 12 months. Sales per square foot are based on tenants 10,000 square feet and under for regional malls.

    (b)
    Queens Center and FlatIron Crossing are included as Wholly Owned Centers. They were Wholly Owned Centers during the majority of the nine months ended September 30, 2009.

    (c)
    Sales per square foot were $467 after giving effect to the Rochester Redemption, including The Shops at North Bridge and excluding the Community/Specialty Centers.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Occupancy

Period Ended	Wholly Owned Regional Malls(a)	Joint Venture Regional Malls(a)	Total Regional Malls(a)
09/30/2009	91.0%	90.9%	91.0%
12/31/2008	91.6%	92.8%	92.3%
12/31/2007	92.8%	93.3%	93.1%

Period Ended	Wholly Owned Centers(b)	Joint Venture Centers(b)	Total Centers(b)
09/30/2009	90.6%	91.2%	91.0%
12/31/2008	91.3%	93.1%	92.3%
12/31/2007	92.8%	94.0%	93.5%

    (a)
    Only includes regional malls. Occupancy data excludes space under development and redevelopment.

    (b)
    Includes regional malls and community centers. Occupancy data excludes space under development and redevelopment.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Rent

	Average Base Rent PSF(a)	Average Base Rent PSF on Leases Executed During the Period(b)	Average Base Rent PSF on Leases Expiring(c)
Wholly Owned Centers
09/30/2009	$42.94	$40.78	$35.49
12/31/2008	$41.39	$42.70	$35.14
12/31/2007	$38.49	$43.23	$34.21
Joint Venture Centers
09/30/2009	$43.21	$45.29	$36.65
12/31/2008	$42.14	$49.74	$37.61
12/31/2007	$38.72	$47.12	$34.87

(a)
Average base rent per square foot is based on Mall and Freestanding Store GLA for spaces 10,000 square feet and under, occupied as of the applicable date, for each of the Centers owned by the Company. Leases for Promenade at Casa Grande, SanTan Village Power Center and SanTan Village Regional Center were excluded for Years 2007 and 2008. Leases for The Market at Estrella Falls and Santa Monica Place were excluded for Year 2008 and the nine months ended September 30, 2009.

(b)
The average base rent per square foot on lease signings executed during the period represents the actual rent to be paid during the first twelve months for tenants 10,000 square feet and under. Lease signings for Promenade at Casa Grande, SanTan Village Power Center and SanTan Village Regional Center were excluded for Years 2007 and 2008. Lease signings for The Market at Estrella Falls and Santa Monica Place were excluded for Year 2008 and the nine months ended September 30, 2009.

(c)
The average base rent per square foot on leases expiring during the period represents the final year minimum rent, on a cash basis, for all tenant leases 10,000 square feet and under expiring during the year. Leases for Promenade at Casa Grande, SanTan Village Power Center and SanTan Village Regional Center were excluded for Years 2007 and 2008. Leases for The Market at Estrella Falls and Santa Monica Place were excluded for Year 2008 and the nine months ended September 30, 2009.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Cost of Occupancy

	For Years Ended December 31,
	2008	2007	2006
Wholly Owned Centers
Minimum rents	8.9%	8.0%	8.1%
Percentage rents	0.4%	0.4%	0.4%
Expense recoveries(a)	4.4%	3.8%	3.7%

Total	13.7%	12.2%	12.2%

	For Years Ended December 31,
	2008	2007	2006
Joint Venture Centers
Minimum rents	8.2%	7.3%	7.2%
Percentage rents	0.4%	0.5%	0.6%
Expense recoveries(a)	3.9%	3.2%	3.1%

Total	12.5%	11.0%	10.9%

(a)
Represents real estate tax and common area maintenance charges.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Summarized Balance Sheet Information

	September 30, 2009	December 31, 2008	December 31, 2007
	dollars in thousands
Cash and cash equivalents	$79,558	$66,529	$85,273
Pro rata cash and cash equivalents on unconsolidated entities	69,359	91,103	56,194
Investment in real estate, net (a)	5,692,278	6,371,319	6,187,473
Investment in unconsolidated entities	1,054,671	1,094,845	785,643
Total assets	7,319,427	8,090,435	7,937,097
Mortgage and notes payable (b)	4,968,053	5,940,418	5,703,180
Pro rata share of debt on unconsolidated entities	2,256,383	2,017,705	1,820,411

(a)
Includes construction in process of $549,355 at September 30, 2009, $600,773 at December 31, 2008 and $442,670 at December 31, 2007.

(b)
Reflects the Company's adoption of FSP APB 14-1 on January 1, 2009.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Debt Summary (at Company's pro rata share)

	As of September 30, 2009
	Fixed Rate	Variable Rate(a)	Total
	dollars in thousands
Consolidated debt	$3,535,789	$1,204,446	$4,740,235
Unconsolidated debt	1,984,198	272,185	2,256,383

Total debt	$5,519,987	$1,476,631	$6,996,618
Weighted average interest rate	6.10%	3.07%	5.46%
Weighted average maturity (years)			3.19

(a)
Excludes swapped floating rate debt. Swapped debt is included in the fixed debt category.

 The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
Outstanding Debt by Maturity Date

	As of September 30, 2009
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate (a)	Fixed	Floating	Total Debt Balance (a)
I. Consolidated Assets:
Macerich Partnership Line of Credit (b)	04/25/10	6.23%	$850,000	$—	$850,000
Carmel Plaza	05/01/10	7.45%	25,443	—	25,443
Vintage Faire Mall	09/01/10	7.92%	62,480	—	62,480
Santa Monica Place	11/01/10	7.79%	76,974	—	76,974
Northridge Mall	01/01/11	8.20%	71,726	—	71,726
Valley View Center	01/01/11	5.81%	125,000	—	125,000
Danbury Fair Mall	02/01/11	4.64%	164,840	—	164,840
Shoppingtown Mall	05/11/11	5.01%	41,805	—	41,805
Capitola Mall	05/15/11	7.13%	36,051	—	36,051
Freehold Raceway Mall (c)	07/07/11	4.68%	83,726	—	83,726
Pacific View	08/31/11	7.25%	79,751	—	79,751
Pacific View	08/31/11	7.00%	6,453	—	6,453
Rimrock Mall	10/01/11	7.57%	41,617	—	41,617
Prescott Gateway	12/01/11	5.86%	60,000	—	60,000
Hilton Village	02/01/12	5.27%	8,560	—	8,560
The Macerich Company—Convertible Senior Notes (d)	03/15/12	5.41%	611,519	—	611,519
Tucson La Encantada	06/01/12	5.84%	77,756	—	77,756
Chandler Fashion Center (c)	11/01/12	5.20%	49,452	—	49,452
Chandler Fashion Center (c)	11/01/12	6.00%	32,668	—	32,668
Towne Mall	11/01/12	4.99%	13,996	—	13,996
Deptford Mall	01/15/13	5.41%	172,500	—	172,500
Greeley—Defeasance	09/01/13	6.34%	26,529	—	26,529
Great Northern Mall	12/01/13	5.11%	39,044	—	39,044
Fiesta Mall	01/01/15	4.98%	84,000	—	84,000
Fresno Fashion Fair	08/01/15	6.76%	168,035	—	168,035
Flagstaff Mall	11/01/15	5.03%	37,000	—	37,000
South Towne Center	11/05/15	6.39%	89,126	—	89,126
Valley River Center	02/01/16	5.59%	120,000	—	120,000
Salisbury, Center at	05/01/16	5.83%	115,000	—	115,000
Deptford Mall	06/01/16	6.46%	15,501	—	15,501
Chesterfield Towne Center	01/01/24	9.07%	52,819	—	52,819
South Plains Mall	03/01/29	9.49%	55,360	—	55,360
Wilton Mall	11/01/29	4.79%	41,058	—	41,058

Total Fixed Rate Debt for Consolidated Assets		6.05%	$3,535,789	$—	$3,535,789

La Cumbre Plaza (e)	11/09/09	1.62%	$—	$30,000	$30,000
Panorama Mall	02/28/10	1.31%	—	50,000	50,000
Macerich Partnership Line of Credit	04/25/10	3.83%	—	245,000	245,000
Promenade at Casa Grande (f)	08/16/10	1.74%	—	44,426	44,426
Twenty Ninth Street	03/25/11	5.45%	—	106,710	106,710
Victor Valley, Mall of	05/06/11	2.16%	—	100,000	100,000
Westside Pavilion	06/05/11	2.96%	—	175,000	175,000
SanTan Village Regional Center (g)	06/13/11	2.98%	—	115,204	115,204
Oaks, The	07/10/11	2.37%	—	165,000	165,000
Oaks, The	07/10/11	2.99%	—	88,106	88,106
Paradise Valley Mall	08/31/12	6.30%	—	85,000	85,000

Total Floating Rate Debt for Consolidated Assets		3.30%	$—	$1,204,446	$1,204,446

Total Debt for Consolidated Assets		5.35%	$3,535,789	$1,204,446	$4,740,235

II. Unconsolidated Assets (At Company's pro rata share):
Corte Madera, The Village at (50.1%) (h)	11/01/09	7.75%	31,588	—	31,588
Ridgmar (50%)	04/11/10	6.11%	28,700	—	28,700
Kitsap Mall/Place (51%)	06/01/10	8.14%	28,459	—	28,459
Cascade (51%)	07/01/10	5.28%	19,524	—	19,524
Stonewood Mall (51%)	12/11/10	7.44%	36,883	—	36,883
Inland Center (50%)	02/11/11	4.69%	26,036	—	26,036
Arrowhead Towne Center (33.3%)	10/01/11	6.38%	25,567	—	25,567
SanTan Village Power Center (34.9%)	02/01/12	5.33%	15,705	—	15,705
NorthPark Center (50%)	05/10/12	5.96%	91,032	—	91,032
NorthPark Center (50%)	05/10/12	8.33%	40,667	—	40,667
NorthPark Land (50%)	05/10/12	8.33%	39,281	—	39,281
Kierland Greenway (24.5%)	01/01/13	6.02%	15,141	—	15,141
Kierland Main Street (24.5%)	01/02/13	4.99%	3,711	—	3,711

	As of September 30, 2009
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate (a)	Fixed	Floating	Total Debt Balance (a)
Queens Center (51%)	03/01/13	7.78%	65,839	—	65,839
Queens Center (51%)	03/01/13	7.00%	107,247	—	107,247
Scottsdale Fashion Square (50%)	07/08/13	5.66%	275,000	—	275,000
FlatIron Crossing (25%)	12/01/13	5.26%	45,378	—	45,378
Tysons Corner Center (50%)	02/17/14	4.78%	163,260	—	163,260
Redmond Office (51%)	05/15/14	7.52%	31,389	—	31,389
Biltmore Fashion Park (50%)	10/01/14	8.25%	30,000	—	30,000
Lakewood Mall (51%)	06/01/15	5.43%	127,500	—	127,500
Broadway Plaza (50%)	08/15/15	6.12%	74,020	—	74,020
Chandler Festival (50%)	11/01/15	6.39%	14,850	—	14,850
Chandler Gateway (50%)	11/01/15	6.37%	9,450	—	9,450
Washington Square (51%)	01/01/16	6.04%	126,467	—	126,467
Eastland Mall (50%)	06/01/16	5.80%	84,000	—	84,000
Empire Mall (50%)	06/01/16	5.81%	88,150	—	88,150
Granite Run (50%)	06/01/16	5.84%	58,507	—	58,507
Mesa Mall (50%)	06/01/16	5.82%	43,625	—	43,625
Rushmore (50%)	06/01/16	5.82%	47,000	—	47,000
Southern Hills (50%)	06/01/16	5.82%	50,750	—	50,750
Valley Mall (50%)	06/01/16	5.85%	22,780	—	22,780
North Bridge, The Shops at (50%)	06/15/16	7.52%	102,271	—	102,271
West Acres (19%)	10/01/16	6.41%	12,609	—	12,609
Wilshire Building (30%)	01/01/33	6.35%	1,812	—	1,812

Total Fixed Rate Debt for Unconsolidated Assets		6.18%	$1,984,198	$—	$1,984,198

Metrocenter Mall (15%)	02/09/10	1.72%	—	16,800	16,800
Metrocenter Mall (15%)	02/09/10	3.69%	—	3,240	3,240
Desert Sky Mall (50%)	03/04/10	1.34%	—	25,750	25,750
Superstition Springs Center (33.3%)	09/09/10	0.61%	—	22,498	22,498
Camelback Colonnade (75%)	10/09/10	1.11%	—	31,125	31,125
Kierland Tower Lofts (15%)	11/18/10	3.25%	—	1,355	1,355
Boulevard Shops (50%)	12/17/10	1.19%	—	10,700	10,700
Chandler Village Center (50%)	01/15/11	1.40%	—	8,643	8,643
Market at Estrella Falls (35.1%)	06/01/11	2.39%	—	12,334	12,334
Los Cerritos Center (51%)	07/01/11	1.12%	—	102,000	102,000
Pacific Premier Retail Trust (51%)	08/21/11	6.90%	—	37,740	37,740

Total Floating Rate Debt for Unconsolidated Assets		2.05%	$—	$272,185	$272,185

Total Debt for Unconsolidated Assets		5.68%	$1,984,198	$272,185	$2,256,383

Total Debt		5.46%	$5,519,987	$1,476,631	$6,996,618

Percentage to Total			78.90%	21.10%	100.00%

(a)
The debt balances include the unamortized debt premiums/discounts. Debt premiums/discounts represent the excess of the fair value of debt over the principal value of debt assumed in various acquisitions and are amortized into interest expense over the remaining term of the related debt in a manner that approximates the effective interest method.The annual interest rate in the above table represents the effective interest rate, including the debt premiums/discounts and loan financing costs.
(b)
This debt has two interest rate swap agreements which effectively fixed the interest rate on $450.0 million until April 15, 2010 and on $400.0 million until April 25, 2011. On October 27, 2009, the Company paid down $385.0 million of this debt from proceeds from a public equity offering.
(c)
This property is a consolidated joint venture. The above debt balance represents the Company's pro rata share of 50.1%.
(d)
These convertible senior notes were issued on 3/16/07 in an aggregate amount of $950.0 million. The above table includes the unamortized discount of $26.6 million and the annual interest rate represents the effective interest rate, including the discount. In 2009, the Company retired $89.1 million of the notes. Additionally, as a result of the adoption of FSP APB 14-1 on January 1, 2009, the Company allocated $34.8 million of the initial loan amount to equity as of the date of the adoption.
(e)
The Company is currently in negotiations to extend this loan.
(f)
This property is a consolidated joint venture. The above debt balance represents the Company's pro rata share of 51.3%.
(g)
This property is a consolidated joint venture. The above debt balance represents the Company's pro rata share of 84.9%.
(h)
On October 29, 2009, the Company's joint venture closed on a refinancing of this loan for $80.0 million at 7.20% and maturing November 1, 2016.

The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
2009 SUMMARY OF FINANCING ACTIVITY (at Company's pro rata share)

Center/Entity (dollars in thousands)	Maturity Date	Total Debt Maturing in 2009 (Balance as of 9/30/09 or Refinanced Balance)	Less Debt with Extension Options	Net Debt Refinanced or Maturing in 2009	Estimated New Proceeds (a)	Estimated Net Proceeds Over Existing Loan Amount
2009 closed financings/commitments:
Camelback Colonnade (75%) (b)	10/09/10	$31,125	$31,125	$—	$—	$—
Carmel Plaza (c)	05/01/10	25,443		25,443	24,443	(1,000)
Corte Madera, The Village at (50.1%) (d)	11/01/16	31,749		31,749	40,000	8,251
North Bridge, The Shops at (50%)	06/15/16	102,500		102,500	102,500	—
Northgate Mall (e)				—	25,000	25,000
Northridge Mall	01/01/11	78,898		78,898	72,000	(6,898)
Paradise Valley Mall (f)	08/31/12	20,000		20,000	85,000	65,000
Promenade at Casa Grande (51.3%) (b)	08/16/10	44,426	44,426	—	—	—
Queens Center (51%)	03/01/13	88,651		88,651	130,000	41,349
Redmond Town Center—Office (51%)	05/15/14	30,485		30,485	31,620	1,135
Redmond Town Center—Retail (51%) (g)	08/21/11	35,679		35,679	37,740	2,061
Superstition Springs Center (33.3%) (b)	09/09/10	22,498	22,498	—	—	—
Twenty Ninth Street	03/25/11	106,225		106,225	106,225	—
Washington Square (51%)	01/01/16	64,261		64,261	127,500	63,239

Subtotal—closed or committed:				583,891	782,028	198,137

2009 remaining loans maturing:
La Cumbre Plaza (h)	11/09/09	30,000		30,000	30,000	—
Subtotal—remaining 2009 maturities				30,000	30,000	—

Expected fundings under existing loans:
Los Cerritos Center (51%) (i)				—	35,700	35,700
The Oaks				—	27,000	27,000

Total		$711,940	$98,049	$613,891	$874,728	$260,837

(a)
Much of this information is estimated and may change from time to time. See the Company's Forward Looking Statements disclosure on page 1 for factors that may effect the information provided in this table.

(b)
These loans have extension options that have been exercised by the Company's joint ventures.

(c)
This loan was extended for one year, with two additional six month options to May 1, 2011 at 7.45%.

(d)
The Company's joint venture closed an $80 million refinancing at a fixed rate of 7.2% that matures on November 1, 2016.

(e)
The Company has secured a commitment for an $80 million construction loan at LIBOR + 4.50% with an all-in interest rate floor of 6.00% (with rate reductions to LIBOR + 4.00% and an all-in rate floor of 5.50% upon stabilization). The loan will have a three year term with two one-year extension options. This transaction is expected to close in November 2009.

(f)
The Company repaid the existing debt totaling $20.0 million on May 1, 2009. The Company closed an $85 million loan in August 2009 at LIBOR + 4.00% with a 5.50% all-in rate floor for three years with two one-year extension options.

(g)
The Company's joint venture closed on a $150.0 million term loan at LIBOR + 4.00% (with a 2.00% LIBOR floor) to refinance Redmond Town Center—Retail, Cascade Mall and Kitsap Mall, and expects to repay the debt on Cascade Mall and Kitsap Mall with the proceeds from this facility in the first quarter of 2010. The facility matures on August 21, 2011 with a one-year extension option.

(h)
The Company is negotiating an extension of this loan.

(i)
The Company's joint venture exercised an option for an accordion funding from the existing mortgage in August 2009.

  The Macerich Company
  Supplemental Financial and Operating Information (Unaudited)
  2010 SUMMARY OF FINANCING ACTIVITY (at Company's pro rata share)

Center/Entity (dollars in thousands)	Maturity Date	Total Debt Maturing in 2010 (Balance as of 9/30/09)	Less Debt with Extension Options	Net Debt Maturing in 2010	Estimated New Proceeds (a)	Estimated Net Proceeds Over Existing Loan Amount
2010 commitments:
Cascade Mall (51%) (b)	07/01/10	$19,524		$19,524	$10,301	$(9,223)
Kitsap Mall/Place (51%) (b)	06/01/10	28,459		28,459	28,459	—

Subtotal—committed:				47,983	38,760	(9,223)

2010 loans maturing:
Boulevard Shops (50%)	12/17/10	10,700		10,700	10,000	(700)
Camelback Colonnade (75%)	10/09/10	31,125		31,125	37,500	6,375
Kierland Tower Lofts (15%)	11/18/10	1,355		1,355	—	(1,355)
Metrocenter Mall (15%)	02/09/10	20,040		20,040	6,000	(14,040)
Ridgmar (50%)	04/11/10	28,700		28,700	24,000	(4,700)
Santa Monica Place	11/01/10	76,974		76,974	175,000	98,026
Stonewood Mall (51%)	12/11/10	36,883		36,883	59,000	22,117
Vintage Faire Mall	09/01/10	62,480		62,480	143,000	80,520

Subtotal—remaining 2010 maturities				268,257	454,500	186,243

Expected fundings under committed development loans:
Northgate Mall				—	35,000	35,000
2010 loans with extension options:
Carmel Plaza (c)	05/01/10	25,443	25,443
Desert Sky Mall (50%) (d)	03/04/10	25,750	25,750	—	—	—
Panorama Mall (d)	02/28/10	50,000	50,000	—	—	—
Promenade at Casa Grande (51.3%) (d)	08/16/10	44,426	44,426	—	—	—
Superstition Springs Center (33.3%) (d)	09/09/10	22,498	22,498	—	—	—

Total—Property Secured Loans		$484,357	$168,117	$316,240	$528,260	$212,020

Corporate unsecured debt maturing:
Macerich Partnership—Line of Credit (e)	4/25/2011	1,095,000	1,095,000	—

(a)
Much of this information is estimated and may change from time to time. See the Company's Forward Looking Statements disclosure on page 1 for factors that may effect the information provided in this table.

(b)
The Company's joint venture closed on a $150.0 million term loan at LIBOR + 4.00% (with a 2.00% LIBOR floor) to refinance Redmond Town Center—Retail, Cascade Mall and Kitsap Mall, and expects to repay the debt on Cascade Mall and Kitsap Mall with the proceeds from this facility in the first quarter of 2010. The facility matures on August 21, 2011 with a one-year extension option.

(c)
This loan was extended for one year, with two additional six month options to May 1, 2011 at 7.45%.

(d)
These loans have extension options that have not yet been exercised by the Company or the Company's joint ventures.

(e)
The Company anticipates to exercise a one-year extension option on its revolving line of credit from April 25, 2010 to April 25, 2011; the outstanding balance was repaid to $710 million concurrent with the Company's October 2009 common stock offering.

The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
Development Pipeline Forecast
as of September 30, 2009

								Placed in Service	Estimated Year Placed in Service (a)
								2008	2009	2010
					Estimated Pro rata Project Cost (a)	Estimated Completion Date (a)
Property	Project Type	Estimated Project Size (a)	Estimated Total Project Cost (a)	Ownership %			Pro rata Spent to Date as of 9/30/09	Pro rata Cost	Pro rata Cost	Pro rata Cost
		Square Feet	(dollars in thousands)		(dollars in thousands)		(dollars in thousands)
REDEVELOPMENT
Scottsdale Fashion Square	Expansion—Barneys New York	170,000	$143,000	50%	$71,500	2009/2010	$60,125		$60,775	$10,725
The Oaks	Expansion and Nordstrom	97,288	235,000	100%	235,000	2008/2009	222,800	$170,000	65,000
FlatIron Crossing	Redevelopment—Former Lord & Taylor	100,000	17,000	100%	17,000	2009/2010	12,900		14,000	3,000
Northgate Mall	New Retail Development	725,000	79,000	100%	79,000	2009/2010	56,000		50,000	29,000
Santa Monica Place	New Mall Development	550,000	265,000	100%	265,000	2010	139,350			265,000
Fiesta Mall	Anchor Replacement	110,000	50,000	100%	50,000	2009	42,000		50,000
Lakewood Mall	Anchor Addition—Costco	160,000	27,000	51%	13,770	2009	13,770		13,770
Los Cerritos	Anchor Expansion—Nordstrom	36,500	56,000	51%	28,560	2010	18,900			28,560

TOTAL		1,948,788	$872,000		$759,830		$565,845	$170,000	$253,545	$336,285
LESS COSTS INCURRED THROUGH 9/30/09								$170,000	$231,595	$164,250

NET COSTS REMAINING TO BE INCURRED								$—	$21,950	$172,035

(a)—Much of this information is estimated and may change from time to time. See the Company's Forward Looking Statements disclosure on page 1 for factors that may effect the information provided in this table.

QuickLinks

  Exhibit 99.2
The Macerich Company Supplemental Financial and Operating Information Table of Contents
The Macerich Company Supplemental Financial and Operating Information Overview
The Macerich Company Supplemental Financial and Operating Information (unaudited) Capital Information and Market Capitalization
The Macerich Company Supplemental Financial and Operating Information (unaudited) Changes in Total Common and Equivalent Shares/Units
The Macerich Company Supplemental Financial and Operating Information (unaudited) Supplemental Funds from Operations ("FFO") Information(a)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Capital Expenditures
The Macerich Company Supplemental Financial and Operating Information (unaudited) Sales Per Square Foot(a)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Occupancy
The Macerich Company Supplemental Financial and Operating Information (unaudited) Rent
The Macerich Company Supplemental Financial and Operating Information (unaudited) Cost of Occupancy
The Macerich Company Supplemental Financial and Operating Information (unaudited) Summarized Balance Sheet Information
The Macerich Company Supplemental Financial and Operating Information (unaudited) Debt Summary (at Company's pro rata share)
The Macerich Company Supplemental Financial and Operating Information (Unaudited) Outstanding Debt by Maturity Date